MUNIYIELD
PENNSYLVANIA
FUND








FUND LOGO








Annual Report

October 31, 1995

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders.








MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011






MuniYield Pennsylvania Fund

TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Shares of MuniYield Pennsylvania Fund earned $0.927 per share income dividends, which included earned and unpaid dividends of $0.076. This represents a net annualized yield of 6.04%, based on a month-end net asset value of $15.36 per share. Over the same period, the total investment return on the Fund's Common Shares was +18.95%, based on a change in per share net asset value from $13.86 to $15.36, and assuming reinvestment of $0.927 per share income dividends and $0.014 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Shares was +8.27%, based on a change in per share net asset value from $14.65 to $15.36, and assuming reinvestment of $0.443 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Shares had an average yield of 3.81%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
As interest rates continued to move lower at the beginning of May, our strategy of adding lower-coupon, longer-maturity issues to the portfolio continued to enhance the Fund's net asset value. Economic releases during the second quarter of 1995 confirmed our belief that the economy was indeed slowing and the potential of an ease in interest rates by the Federal Reserve Board was a real possibility.

In July, the Federal Reserve Board cut the Federal Fund's target rate by 25 basis points. While the cut was not significant in size, it did indicate the prob-able end to any further interest rate increases which had taken a severe toll on the performance of the credit markets during the preceding 12 months.

The economic soft landing that investors hoped for came into question during the third quarter of this year as the economy produced stronger-than-expected results. This caused a temporary rise in yields as investors feared renewed inflationary pressure along with renewed growth.

The bounce back in economic growth seems to be waning as we move into the fourth quarter of 1995. Consumers have curtailed their spending and continue to be extremely price conscious in the purchase of goods, which has produced the lowest level of inflation in many years. As a result, we are anticipating a continued decline in interest rates during the remainder of 1995.

Issuance in Pennsylvania has declined on a year-over-year basis as has issuance on a national level. The decline in issuance helped relative value for shareholders but also made it more difficult to find the aggressively structured bonds that would be the strongest performers in a declining interest rate environment.

In Conclusion
We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(James C. Cahill)
James C. Cahill
Portfolio Manager




November 28, 1995

We are pleased to announce that James C. Cahill is responsible for the day-to-day management of MuniYield Pennsylvania Fund. Mr. Cahill has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Vice President and Portfolio Manager. Prior thereto, he was employed by the Prudential Insurance Company.






PROXY RESULTS


During the six-month period ended October 31, 1995, MuniYield
Pennsylvania Fund Common Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Trustees:       Edward H. Meyer                    5,492,653                114,246
                                                Jack B. Sunderland                 5,493,419                113,479
                                                J. Thomas Touchton                 5,494,635                112,264
                                                Arthur Zeikel                      5,494,033                112,866

                                                                                 Shares Voted     Shares Voted    Shares Voted
                                                                                     For            Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           5,446,044         68,715          92,139


During the six-month period ended October 31, 1995, MuniYield Pennsylvania Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Trustees:       Donald Cecil                         1,400                     0
                                                M. Colyer Crum                       1,400                     0
                                                Edward H. Meyer                      1,400                     0
                                                Jack B. Sunderland                   1,400                     0
                                                J. Thomas Touchton                   1,400                     0
                                                Arthur Zeikel                        1,400                     0


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                             1,400             0               0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.






PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                       Issue                                              (Note 1a)

Pennsylvania--97.4%
AAA      Aaa      $  1,000  Allegheny County, Pennsylvania, Hospital Development Authority, Health Center
                            Revenue Bonds (Presbyterian University Hospital), Series A, 6.25% due
                            11/01/2023 (c)                                                                          $  1,027

A1+      VMIG1++       100  Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds
                            (Presbyterian Health Center), VRDN, Series A, 3.85% due 3/01/2020 (a)                        100

NR*      A           3,000  Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds
                            (South Hills Health System), Series A, 6.50% 5/01/2014                                     3,069

AAA      Aaa         5,000  Beaver County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                            (Medical Center Beaver County, Inc.), 6.625% due 7/01/2010 (b)                             5,394

AAA      Aaa         2,500  Beaver County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power Company--
                            Beaver Valley Project), 6% due 9/01/2028 (b)                                               2,527

AAA      Aaa         3,000  Bethlehem, Pennsylvania, Water Authority, Revenue Refunding Bonds,
                            6.25% due 11/15/2001 (c)(e)                                                                3,283

AAA      Aaa         2,750  Bucks County, Pennsylvania, Water and Sewer Authority Revenue Bonds (Water
                            System), Series B, 6.50% due 12/01/2002 (d)(e)                                             3,071

NR*      NR*         1,300  Delaware County, Pennsylvania, IDA, PCR, Refunding (BP Exploration & Oil),
                            VRDN, 4% due 10/01/2019 (a)                                                                1,300

                            Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
A1+      NR*         1,400    (Local Government Pooled Program), Series H, 3.70% due 3/01/2024                         1,400
A1       NR*         1,700    Sub-Series B-2, 3.60% due 3/01/2024                                                      1,700
A1       NR*           200    Sub-Series B-12, 3.75% due 3/01/2024                                                       200

NR*      Baa1        1,785  Latrobe, Pennsylvania, IDA, Revenue Bonds (Saint Vincent College Project),
                            6.75% due 5/01/2014                                                                        1,849

AAA      Aaa         5,050  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and
                            Light Company Project), Series A, 6.40% due 11/01/2021 (c)                                 5,307

                            Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds (Pennsylvania
                            Gas and Water Company Project), AMT:
BBB-     Baa3        2,500    Refunding, Series A, 7.20% due 10/01/2017                                                2,588
AAA      Aaa         2,000    Refunding, Series A, 7% due 12/01/2017 (b)                                               2,211
BBB-     Baa3        1,500    Series B, 7.125% due 12/01/2022                                                          1,545

SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                       Issue                                              (Note 1a)

Pennsylvania (continued)
BBB      NR*      $  2,050  Montgomery County, Pennsylvania, Higher Education and Health Authority Revenue
                            Bonds (Northwestern Corporation), 7.125% due 6/01/2018                                  $  2,094

                            Montgomery County, Pennsylvania, Higher Education and Health Authority,
                            Revenue Refunding Bonds (Saint Joseph University) (f):
AAA      NR*         1,800    6.50% due 12/15/2012                                                                     1,904
AAA      NR*         2,500    6.50% due 12/15/2022                                                                     2,642

                            Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                            Company):
BBB+     Baa2        1,800    AMT, Series A, 7.60% due 4/01/2021                                                       1,952
AAA      Aaa         4,400    Series B, 6.70% due 12/01/2021 (c)                                                       4,754

AAA      Aaa         1,260  North Penn, Pennsylvania, Water Authority Revenue Bonds, 6.875% due
                            11/01/2004 (d)(e)                                                                          1,459

AAA      Aaa         1,000  North Wales, Pennsylvania, Water Authority Revenue Bonds, 6.75% due
                            11/01/2004 (d)(e)                                                                          1,150

BBB-     Baa2        1,500  Pennsylvania Economic Development Financing Authority, Exempt Facilities
                            Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60% due 12/01/2020           1,647

BBB+     Baa1        4,000  Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                            Revenue Bonds (Sun Company Inc., R & M Project), AMT, Series A, 7.60% due
                            12/01/2024                                                                                 4,383

AAA      Aaa         4,000  Pennsylvania HFA, Revenue Refunding Bonds (Rental Housing), 6.50% due
                            7/01/2023 (g)                                                                              4,130

                            Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT:
AA       Aa          2,630    Series 34-B, 7% due 4/01/2024                                                            2,745
AA       Aa          3,000    Series 41-B, 6.65% due 4/01/2025                                                         3,084

                            Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                            Bonds:
NR*      Aaa         3,965    (City of Philadelphia Funding Program), 6.80% due 6/15/2002 (e)                          4,470
AAA      Aaa         2,000    Refunding, Series A, 5% due 6/15/2013 (c)                                                1,862

A        NR*         2,000  Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal
                            Capital Improvements Program), 6.60% due 11/01/2009                                        2,117

AA-      A1          5,000  Pennsylvania State, GO, UT, Second Series A, 6.60% due 11/01/2011                          5,396

AAA      Aaa         2,000  Pennsylvania State Higher Educational Assistance Agency, Student Loan
                            Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (b)                                      2,145

AAA      Aaa         1,255  Pennsylvania State Higher Educational Facilities Authority, College and
                            University Revenue Refunding Bonds, (Duquesne University), Series A, 6.75%
                            due 4/01/2020 (c)                                                                          1,360

A+       Aa          5,000  Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                            Bonds (Thomas Jefferson University), Series A, 6.625% due 8/15/2009                        5,378

A-       A           2,050  Pennsylvania State, IDA, Revenue Bonds (Economic Development), Series A,
                            7% due 7/01/2001 (e)                                                                       2,331

                            Pennsylvania State University, Revenue Refunding Bonds:
AA-      A1          2,500    6.25% due 3/01/2011                                                                      2,636
AA-      A1          1,750    Series A, 5.10% due 3/01/2018                                                            1,608

                            Philadelphia, Pennsylvania, Hospital and Higher Educational Facilities Authority,
                            Hospital Revenue Bonds:
A-       NR*         1,000    (Children's Seashore House), Series B, 7% due 8/15/2022                                  1,057
AAA      Aaa         2,500    (Pennsylvania Hospital), Series A, 5.25% due 2/15/2014 (d)                               2,362
A-       NR*         3,000    Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019                            3,246



SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
S&P      Moody's    Face                                                                                             Value
Ratings  Ratings   Amount                                       Issue                                              (Note 1a)

Pennsylvania (concluded)
BBB      NR*      $  1,630  Philadelphia, Pennsylvania, Hospital and Higher Educational Facilities Authority
                            Revenue Bonds (Northwestern Corporation), 7% due 6/01/2012                              $  1,695

                            Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds (c):
AAA      Aaa         1,000    5.50% due 8/01/2014                                                                        982
AAA      Aaa         3,820    5.60% due 8/01/2018                                                                      3,776

AAA      Aaa         7,095  Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System
                            Revenue Bonds (First Lien), Series A, 5.65% due 9/01/2025 (d)                              7,054

                            Robinson Township, Pennsylvania, Municipal Authority, Water and Sewer Revenue
                            Refunding Bonds, Series A (d):
AAA      Aaa         2,130    5.93%** due 5/15/2018                                                                      574
AAA      Aaa         2,200    5.93%** due 5/15/2019                                                                      559
AAA      Aaa         2,700    5.93%** due 5/15/2021                                                                      610

A-       NR*         2,520  Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                            Refunding Bonds (University of Scranton Project), Series B, 6.50% due 3/01/2015            2,659

BBB+     NR*         1,000  Sharon, Pennsylvania, Regional Health System Authority, Hospital Revenue Refunding
                            Bonds (Sharon Regional Health System Project), Series A, 6.875% due 12/01/2009             1,043

AAA      Aaa         1,550  Washington County, Pennsylvania, Hospital Authority Revenue Bonds
                            (The Washington Hospital Project), 5.625% due 7/01/2023 (b)                                1,515

Puerto Rico--3.2%

                            Puerto Rico Commonwealth, Highway and Transportation Authority,
                            Highway Revenue Bonds:
AAA      NR*           900    Series S, 6.50% due 7/01/2002 (e)                                                        1,014
AAA      NR*         1,000    Series T, 6.50% due 7/01/2002 (e)                                                        1,126
A        Baa1        1,000    Series W, 5.50% due 7/01/2015                                                              974
A        Baa1        1,000    Series W, 5.50% due 7/01/2017                                                              956

Total Investments (Cost--$120,979)--100.6%                                                                           129,020

Liabilities in Excess of Other Assets--(0.6%)                                                                           (794)
                                                                                                                    --------
Net Assets--100.0%                                                                                                  $128,226
                                                                                                                    ========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)Prerefunded.
(f)Insured by Connie Lee.
(g)FNMA Insured.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at  value (identified cost--$120,979,146) (Note 1a)                        $129,020,352
                    Interest receivable                                                                        2,538,938
                    Deferred organization expense (Note 1e)                                                       14,480
                    Prepaid expenses and other assets                                                              3,186
                                                                                                            ------------
                    Total assets                                                                             131,576,956
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  1,735,813
                      Dividends to shareholders (Note 1f)                                       157,979
                      Investment adviser (Note 2)                                                56,030        1,949,822
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     1,400,959
                                                                                                            ------------
                    Total liabilities                                                                          3,350,781
                                                                                                            ------------

Net Assets:         Net assets                                                                              $128,226,175
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                      Preferred Shares, par value $.10 per share (1,600 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 40,000,000
                      Common Shares, par value $.10 per share (5,743,422 shares
                      issued and outstanding)                                              $    574,342
                    Paid-in capital in excess of par                                         80,027,116
                    Undistributed investment income--net                                        876,098
                    Accumulated realized capital losses on investments--net (Note 5)           (954,961)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                 (337,626)
                    Unrealized appreciation on investments--net                               8,041,206
                                                                                           ------------
                    Total--Equivalent to $15.36 net asset value per Common Share
                    (market price--$13.75)                                                                    88,226,175
                                                                                                            ------------
                    Total capital                                                                           $128,226,175
                                                                                                            ============

                   *Auction Market Preferred Shares.


                    See Notes to Financial Statements.

Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  7,743,210
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    620,113
                    Commission fees (Note 4)                                                    117,907
                    Professional fees                                                            72,823
                    Transfer agent fees                                                          47,575
                    Printing and shareholder reports                                             44,193
                    Accounting services (Note 2)                                                 30,437
                    Trustees' fees and expenses                                                  22,825
                    Listing fees                                                                 19,447
                    Custodian fees                                                                7,752
                    Pricing fees                                                                  7,220
                    Amortization of organization expenses (Note 1e)                               7,201
                    Other                                                                        12,222
                                                                                           ------------
                    Total expenses                                                                             1,009,715
                                                                                                            ------------
                    Investment income--net                                                                     6,733,495
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (941,783)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         9,730,987
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 15,522,699
(Notes 1b,                                                                                                  ============
1d & 3):


Statement of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $  6,733,495     $  6,517,937
                    Realized loss on investments--net                                          (941,783)         (13,177)
                    Change in unrealized appreciation/depreciation on investments--net        9,730,987      (13,727,541)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          15,522,699       (7,222,781)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (5,124,407)      (5,185,019)
Shareholders          Preferred Shares                                                       (1,443,064)      (1,099,664)
(Note 1f):          Realized gain on investments--net:
                      Common Shares                                                                  --         (699,225)
                      Preferred Shares                                                               --         (137,128)
                    In excess of realized gain on investments--net:
                      Common Shares                                                            (280,658)              --
                      Preferred Shares                                                          (56,968)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,905,097)      (7,121,036)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends and distributions                                                   --        1,297,939
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share transactions               --        1,297,939
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   8,617,602      (13,045,878)
                    Beginning of year                                                       119,608,573      132,654,451
                                                                                           ------------     ------------
                    End of year*                                                           $128,226,175     $119,608,573
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    876,098     $    710,074
                                                                                           ============     ============



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                     October 30,
from information provided in the financial statements.                           For the Year Ended            1992++ to
                                                                                     October 31,              October 31,
Increase (Decrease) in Net Asset Value:                                      1995        1994         1993        1992
Per Share           Net asset value, beginning of period                   $  13.86    $  16.37     $  14.13    $  14.18
Operating                                                                  --------    --------     --------    --------
Performance:        Investment income--net                                     1.17        1.15         1.12          --
                    Realized and unrealized gain (loss) on
                    investments--net                                           1.53       (2.41)        2.30          --
                                                                           --------    --------     --------    --------
                    Total from investment operations                           2.70       (1.26)        3.42          --
                                                                           --------    --------     --------    --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                                   (.89)       (.91)        (.85)         --
                      Realized gain on investments--net                          --        (.12)          --          --
                      In excess of realized gain on investments--net           (.05)         --           --          --
                                                                           --------    --------     --------    --------
                    Total dividends and distributions to Common
                    Shareholders                                               (.94)      (1.03)        (.85)         --
                                                                           --------    --------     --------    --------
                    Capital charge resulting from issuance of
                    Common Shares                                                --          --           --        (.05)
                                                                           --------    --------     --------    --------
                    Effect of Preferred Share activity++++:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                                 (.25)       (.20)        (.18)         --
                        Realized gain on investments--net                        --        (.02)          --          --
                        In excess of realized gain on investments--net         (.01)         --           --          --
                      Capital charge resulting from issuance of
                      Preferred Shares                                           --          --         (.15)         --
                                                                           --------    --------     --------    --------
                    Total effect of Preferred Share activity                   (.26)       (.22)        (.33)         --
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  15.36    $  13.86     $  16.37    $  14.13
                                                                           ========    ========     ========    ========
                    Market price per share, end of period                  $  13.75    $  11.00     $ 16.375    $  15.00
                                                                           ========    ========     ========    ========

Total               Based on market price per share                          34.17%     (27.82%)      15.30%        .00%+++
Investment                                                                 ========    ========     ========    ========
Return:**           Based on net asset value per share                       18.95%      (9.02%)      22.36%       (.35%)+++
                                                                           ========    ========     ========    ========

Ratios to           Expenses, net of reimbursement                             .82%        .82%         .64%         --%*
Average                                                                    ========    ========     ========    ========
Net Assets:***      Expenses                                                   .82%        .82%         .78%         --%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    5.44%       5.12%        5.20%         --%*
                                                                           ========    ========     ========    ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                           $ 88,226    $ 79,609     $ 92,654    $ 78,315
                                                                           ========    ========     ========    ========
                    Preferred Shares outstanding, end of period
                    (in thousands)                                         $ 40,000    $ 40,000     $ 40,000    $     --
                                                                           ========    ========     ========    ========
                    Portfolio turnover                                       43.59%      18.64%       14.03%          --
                                                                           ========    ========     ========    ========

Dividends Per       Investment income--net                                 $    902    $    688     $    644     $    --
Share On                                                                   ========    ========     ========    ========
Preferred Shares
Outstanding:++++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervisions of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $61,738,056 and $51,041,985, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $  (501,849)    $8,041,206
Financial futures contracts          (439,934)            --
                                  -----------     ----------
Total                             $  (941,783)    $8,041,206
                                  ===========     ==========


As of October 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $8,041,206, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $120,979,146.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
For the year ended October 31, 1995, shares issued and outstanding remained constant at 5,743,422. At October 31, 1995, total paid-in capital amounted to $80,601,458.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.80%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 1,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $36,754.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $62,523 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $305,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $0.076173 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Pennsylvania Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Fund as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Fund as of October 31, 1995, the results of its operatons, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield Pennsylvania Fund during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                               Payable         Short-Term       Long-Term
                                                Date          Capital Gains   Capital Gains
Common Shareholders                           12/29/94              --         $  0.048866
Preferred Shareholders                        12/01/94              --         $71.21

Please retain this information for your records.



PER SHARE INFORMATION (unaudited)


Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                         Net       Realized    Unrealized
                                      Investment    Gains        Gains        Net Investment Income     Capital Gains
For the Quarter                         Income     (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994     $.30         --        $  .10         $.24         $.05       $.12          $.02
February 1, 1994 to April 30, 1994        .28       $ .06        (1.84)         .24          .05        --            --
May 1, 1994 to July 31, 1994              .28         .07         2.30          .27          .05        --            --
August 1, 1994 to October 31, 1994        .29        (.14)       (2.96)         .16          .05        --            --
November 1, 1994 to January 31, 1995      .34        (.09)         .56          .23          .05        .05           .01
February 1, 1995 to April 30, 1995        .24        (.10)         .46          .22          .06        --            --
May 1, 1995 to July 31, 1995              .30         .07          .18          .22          .07        --            --
August 1, 1995 to October 31, 1995        .29        (.04)         .49          .22          .07        --            --

                                                    Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $16.35           $15.89           $15.00           $15.00           370
February 1, 1994 to April 30, 1994                16.32            14.03            13.50            13.50           354
May 1, 1994 to July 31, 1994                      15.13            14.26            14.375           13.125          357
August 1, 1994 to October 31, 1994                14.85            13.86            13.375           11.125          668
November 1, 1994 to January 31, 1995              14.29            13.03            12.875           10.50         1,090
February 1, 1995 to April 30, 1995                14.94            14.32            13.75            12.75           487
May 1, 1995 to July 31, 1995                      15.46            14.63            14.375           13.00           509
August 1, 1995 to October 31, 1995                15.46            14.70            14.125           13.25           403

  *Calculations are based upon Common Shares outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.




OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


NYSE Symbol
MPA